Investor Presentation Financial results through Q2 2012 March 19, 2013

Safe Harbor Statement This presentation may contain forward - looking statements regarding future events or the future financial and operational performance of HealthWarehouse.com. Words such as “targets,” “expects,” “believes,” “anticipates,” “intends,” “may,” “will,” “plan,” “continue,” “forecast,” “remains,” “would,” “should,” “projected,” “focus” and similar expressions are intended to identify forward - looking statements. Forward - looking statements are based on current expectations, are not guarantees of future performance and involve assumptions, risks, and uncertainties. Actual performance may differ materially from those contained or implied in such forward - looking statements. Risks and uncertainties that could lead to such differences could include, among other things: effects of changes in the economy; changes in consumer spending; fluctuations in the stock market; changes affecting the Internet, online retailing and advertising; difficulties establishing our brand and building a critical mass of customers; the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results; risks related to business combinations and strategic alliances; possible tax liabilities relating to the collection of sales tax; consumer trends; the level of competition; seasonality; the timing and success of expansion efforts; changes in senior management; risks related to systems interruptions; possible governmental regulation; and the ability to management a growing business. Additional information regarding factors that potentially could affect our business, financial condition and operating results is included in our periodic filings with the SEC on our Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K. Forward - looking statements represent our views as of today and we expressly disclaim any intent or obligation to update any forward - looking statement. 1

Introduction | Company Details ▪ Founded: August 2007 ▪ Headquarters: Florence, KY ▪ Stock Symbol: HEWA ▪ Employees: 50 ▪ Licenses: 50 States + DC ▪ Certifications: DEA ▪ Awards: 2

Industry Trends | Current Landscape Retail Mail - Order Prescriptions OTC Business to Business Only 3

Industry Trends | Current Landscape (continued) Pharmacy ℞ Sales 1 Internet ℞ Cash ℞ 3rd Party Generic ℞ Walgreens $46,700 1% 3% 96% 74% CVS Caremark 40,700 1% 1% 98% 76% Rite Aid 17,800 0% 2% 97% 76% Walmart 15,900 2% 20% 70% 65% Kroger 7,200 1% 25% 65% 50% Safeway 3,900 1% 10% 80% 50% Target 3,400 2% 25% 70% 50% Kmart 2,300 1% 30% 60% 50% Supervalu 2,200 1% 10% 80% 50% Costco 1,540 1% 25% 45% 70% HealthWarehouse 2 11.6 100% 83% 17% 95% Source: Company info, DrugStoreNews.com Sales breakdown of select major US pharmacies – CY2011 Notes: 1. In USD millions 2. Results for HealthWarehouse are LTM though 30 September 2012 4

# Industry Trends | Name-Brand Medications Moving to Generics

Approximately $212 billion in name-brand medications will have become generic by 2015


13.8
Prevacid®
Topamax®
Valtrex®
Adderall XR®
12.6
Effexor XR®
Flomax®
Aricept®
Cozaar®
Hyzaar®
Lovenox®
13.5
Lipitor®(1)
Zyprexa®
Levaquin®
28.3
Plavix®
Seroquel®
Singulair®
Actos®
Tricor®
Lexapro®
Diovan®
Diovan HCT®
Lidoderm®
6.9
Propecia®
Tricor®
Cymbalta®
Aciphex®
13.8
Nexium®
Celebrex®
Nasonex®
Proair HFA®
Viagra®
9.8
Abilify®
2009
2010
2011
2012
2013E
2014E
2015E

Source: Company info

Note:

1. Lipitor was initially released November 2011, with a broader release in May 2012

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HealthWarehouse™
It's good for you.

Industry Trends | Lipitor Case Study Lipitor once sold for $150… …generic version now sells for $14 at HealthWarehouse ▪ Rent ▪ Inventory ▪ Employees ▪ $7 million to open ▪ 10 mile radius ▪ No significant increase in overhead to sell nationwide 6

Industry Trends | Change in Retail Pharmacy Pharmacies have shifted a significant portion of their revenue stream away from prescription medications Beer & Wine Cafés Groceries 7

Industry Trends | The ACA and Expansion of HealthWarehouse’s Addressable Market A McKinsey survey estimates that approximately 30% of employers are expected to drop insurance when the ACA takes full effect Source: US Census, McKinsey & Company Note: 1. The estimates by type of coverage are not mutually exclusive; people can be covered by more than one type of health insura nce during the year. 8 Total Addressable Market

Corporate Overview | Sources of Customer Acquisition Individual Search Engines Primary Care Clinic Groups Group Insurance / Employers Social Media 9

PBM Partners | Signed Group Contracts Group Total Lives 3 mm 1 mm 1 mm 16 mm 35 mm 56 mm Potential Revenue $120 mm $40 mm $40 mm $640 mm $1.4 bn $2.2 bn POTENTIAL: 56 million lives / $2.2bn in revenue 1 Note: 1. Potential revenue is calculated by taking 10pct of the total lives, multiplied by $400 of revenue per year (56,000,000 * 10.0% * 400 = $2,240,000,000). 10

Corporate Overview | Simplifying the Channel Cost paid by Consumer, Employer, Insurance Current Supply Chain HealthWarehouse Model Consumer Manufacturer Savings to Consumer, Employer, Insurance Manufacturer Consumer Wholesaler Distributor Pharmacy 11

Corporate Overview | Improving Efficiency and Purchasing Power HealthWarehouse has recently begun developing its business - to - business division ("B2B"), which will drive further growth and allow for better purchasing power, resulting in improved margins on the direct to consumer division Manufacturer 20% Purchases Consumer 300,000 60% Gross Margin Increases to 70% Gross Margin PBM Client 5.5mm 25% Gross Margin Increases to 35% Gross Margin Wholesaler 80% Purchases As volume sales increase to PBM clients, purchasing power increases, allowing greater purchases directly from the manufacturers. In the future, 80% of purchases are expected to be directly from the manufacturer 12

Corporate Overview | Sample Cost Savings – Cash Price Drug QTY HW CVS Walgreens Actos 15mg 30 $178.00 $197.49 $203.49 Amlodipine 2.5mg 30 $3.50 $38.84 $41.49 Atorvastatin 10mg 30 $14.00 $137.49 $113.49 Benicar 5mg 30 $79.00 $85.51 $92.19 Diovan 40mg 30 $85.00 $93.11 $113.49 Simvastatin 40mg 30 $3.50 $52.49 $43.99 Sumatriptan Succinate 100mg 9 $21.00 $157.49 $199.99 Tamsulosin HCL 0.4mg 30 $18.00 $95.49 $108.99 Valacyclovir 1000mg 30 $80.00 $209.20 $209.20 Zolpidem Tartrate 10mg 30 $10.00 $49.16 $51.99 HealthWarehouse delivers significant savings across a variety of prescription medications without insurance, discount cards, or coupons Source: Company info and GoodRx as of June 2012 – San Francisco, CA pricing 13

Growth Strategy | Current Opportunities HealthWarehouse is a disruptive business model that is poised to benefit from changing market dynamics within the prescription medication industry ▪ Disruptive business model ▪ Eliminate inefficiencies in drug distribution ▪ Provide consumers and employers drug price transparency ▪ $212B brand name drugs off patent by 2015 ▪ By 2015, 94% of drugs sold will be cash generics ▪ Bring consumers and employers affordable medications ▪ Business - to - Business ▪ Employers moving to self - insured model due to rising costs ▪ Faster growth with decreased acquisition cost ▪ Improved purchasing power 14

Financial Summary | Annual Financial Results USD 2008 2009 2010 2011 Revenue $1,270,527 $3,783,542 $5,691,765 $10,363,293 Gross Profit 299,900 1,148,284 $2,241,744 $4,517,768 Gross Margin (%) 23.6 30.4 39.4 44.6 Net Income ($667,301) ($2,439,502) ($3,691,674) ($5,712,199) 15

Financial Summary | Quarterly Financial Results USD Q1 2011 Q2 2011 Q3 2011 Q1 2012 Q2 2012 Revenue $2,284,552 $2,519,721 $2,783,240 $3,156,250 $2,997,326 Gross Profit $986,409 $1,115,529 $1,237,270 $1,438,195 $1,481,718 Gross Margin (%) 43.2 44.3 44.5 45.6 49.4 Net Income ($1,071,279) ($1,161,094) ($1,397,858) ($1,550,312) ($1,608,283) Revenue growth y/y 84.9 42.6 129.0 38.2 19.0 Gross profit growth y/y 56.9 10.3 10.5 13.7 (5.0) 16

Financial Summary | Prescription Growth – New and Refills Growth in refills highlights stickiness of patient base 17 Prolonged release of 10 - K required substantial use of funds Marketing activity ceases in June 2012

Thank You 7107 Industrial Rd Florence, KY 41042 TEL: 1 - 800 - 748 - 7001 http://www.HealthWarehouse.com 18